Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 dated as of November 12, 2015 (the “Amendment”) to the Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of September 27, 2012 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”) among (i) LIONS GATE ENTERTAINMENT CORP, a British Columbia corporation as Borrower (the “Borrower”), (ii) the GUARANTORS referred to herein, (iii) the LENDERS referred to therein (each, a “Lender,” and collectively, the “Lenders”) and (iv) JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Issuing Bank.
INTRODUCTORY STATEMENT
The Borrower has requested additional flexibility to make Investments in Unrestricted Subsidiaries beyond those currently permitted, and the Lenders have agreed to provide such additional flexibility, subject to the terms hereof.
Therefore, the parties hereto hereby agree as follows:
1.Defined Terms. All terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
2.    Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as of the Effective Date (as defined below) as follows:
(a)    Section 1 of the Credit Agreement is hereby amended to add the following defined terms in alphabetical order therein:
“Guaranty Valuation Notice” means, with respect to any Ratio Guaranty, a notice delivered to the Administrative Agent by the Borrower, which notice shall (a) set forth the amount of such Guaranty as of the date of such notice, as determined in accordance with the definition of the term “Guaranty” (the “Ratio Guaranty Amount”) and (b) include a calculation of the “Incurrence Secured Debt Ratio”, on a pro forma basis giving effect to the incurrence of the applicable Ratio Guaranty.
From time to time, if the Borrower determines that the Ratio Guaranty Amount of any Ratio Guaranty has been reduced, the Borrower may deliver to the Administrative Agent an updated Guaranty Valuation Notice with respect to such Ratio Guaranty. Additionally, if any Ratio Guaranty is outstanding, an updated Guaranty Valuation Notice, with current calculations of the aggregate Ratio Guaranty Amounts for all outstanding and proposed Ratio Guaranties, shall be delivered in connection with each measurement of the Incurrence Secured Debt Ratio as contemplated by Sections 6.3(xi), 6.4(xxix) and 6.5(xiv) hereof.
“Incurrence Secured Debt Ratio” shall mean, at any time, a ratio determined in the same manner as the Secured Debt Ratio would be as such time, except that to the extent any Ratio Guaranty is outstanding at such time, the aggregate of the current Ratio Guaranty Amounts for all outstanding and proposed Ratio Guaranties shall be added to the denominator of such ratio (to the extent not duplicative of any other amounts contained in the denominator of Secured Debt Ratio).
“Ratio Guaranty” means any Guaranty incurred pursuant to Section 6.3(xi)(B), provided that at such time as the primary obligor of the obligation subject to such Guaranty becomes a Credit Party, such Guaranty shall automatically cease to be a Ratio Guaranty for all purposes of this Credit Agreement and shall be deemed to have been incurred under Section 6.3(v).
“Ratio Guaranty Amount” has the meaning set forth in the definition of “Guaranty Valuation Notice”.
(b)    Section 1 of the Credit Agreement is further amended by amending the portion of the definition of “Unrestricted Subsidiary” prior to the proviso appearing therein by adding the new language shown in below in italics:
“‘Unrestricted Subsidiary’ shall mean each Subsidiary of LGEC listed in Schedule 3.7(d) and any other Subsidiary of LGEC which is (i) except for the Subsidiary acquisition described to the Administrative Agent prior to Amendment No. 2 to this Credit Agreement, acquired without the use of any of the proceeds from the Loans or the issuance of any other Indebtedness and (ii) designated by the Borrower as an Unrestricted Subsidiary in a written notice to the Administrative Agent; …”
(c)    Section 6.3 of the Credit Agreement is hereby amended by replacing the word “one” in clause (v) and replacing it with the word “any.”
(d)    Clause 6.3 of the Credit Agreement is hereby further amended by replacing the “and” appearing between clauses (ix) and (x) thereof with a semicolon and inserting the following new clause (xi) at the end thereof:
“(xi) Guaranties of obligations of an Unrestricted Subsidiary or joint venture that either (A) were disclosed by the Borrower to the Administrative Agent prior to the execution of Amendment No. 2 dated as of November 12 to this Agreement (“Amendment No. 2”) or (B) are disclosed by the Borrower to the Administrative Agent after the execution of Amendment No. 2, provided that, in the case of Clause (B), as a condition to providing such a Guaranty, the Borrower shall have delivered to the Administrative Agent (1) a Guaranty Valuation Notice and (2)

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such Guaranty Valuation Notice shall have demonstrated that the “Incurrence Secured Debt Ratio” on a pro forma basis giving effect to the incurrence of such Guaranty will be at least 1.5:1.0, and provided, further, that any payment made by any Credit Party on account of any Guaranty incurred pursuant to this clause (xi) must (unless the primary obligor has since become a Credit Party) at the time of payment constitute a permitted Investment under Section 6.4 hereof (provided that, for the avoidance of doubt, at the time of any payment of a Guaranty incurred pursuant to the foregoing clause (B), such Guaranty shall not be included in the denominator of the “Incurrence Secured Debt Ratio” for purposes of the determination thereof except to the extent that such Guaranty remains in effect after such payment).”
(e)    Clause (vii) of Section 6.4 of the Credit Agreement is hereby amended by inserting the words “(other than Section 6.3(xi))” at the end of the existing text.
(f)    Section 6.4 of the Credit Agreement is hereby further amended by replacing the “and” appearing between clauses (xxii) and (xxiii) thereof with a comma and inserting the following new clause (xxiv) at the end thereof:
“(xxiv) other Investments (including the incurrence of Guaranties, but only to the extent permitted by Section 6.3(xi) hereof), provided that in the case of this clause (xxiv): (a) the proceeds of such Investments shall be used to finance ultimate investments in Persons engaged in lines of business consistent with Section 6.12 hereof; (b) no Default or Event of Default shall be continuing after giving effect on a pro forma basis to such Investment; (c) on a pro forma basis after giving effect to such Investment, the Incurrence Secured Debt Ratio shall be at least 1.5:1.0; and (d) any payment made on account of any Guaranty of any Unrestricted Subsidiary or joint venture obligations incurred under this clause (xxiv) must (unless the primary obligor has since become a Credit Party) at the time of payment be permitted under this Section 6.4 (provided that, for the avoidance of doubt, at the time of any payment of a Guaranty incurred pursuant to Section 6.3(xi)(B)), such Guaranty shall not be included in the denominator of the “Incurrence Secured Debt Ratio” for purposes of the determination thereof except to the extent that such Guaranty remains in effect after such payment).”
(g)    Section 6.5 of the Credit Agreement is hereby amended by replacing the “and” appearing between clauses (xii) and (xiii) thereof with a comma and inserting the following new clause (xiv) at the end thereof:
“(xiv) other Restricted Payments, provided that in the case of this clause (xiv): (a) no Default or Event of Default shall be continuing after giving effect on a pro forma basis to such Restricted Payment; and (b) on a pro forma basis after giving effect to such Restricted Payment, the Incurrence Secured Debt Ratio shall be at least 1.75:1.0.”

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(h)    Section 6.10 of the Credit Agreement is hereby replaced in its entirety with the following:
“SECTION 6.10. Limitations on Capital Expenditures. Make, or incur any obligation to make, Capital Expenditures (excluding expenditures to produce or acquire items of Product or Capital Expenditures of a potential merger or acquisition target made prior to such acquisition or merger) for all Credit Parties and their Subsidiaries in excess of (x) U.S.$20,000,000 for any fiscal year which to the extent unused may be carried over to subsequent fiscal years and (y) U.S.$60,000,000 in the aggregate from and after the Closing Date.”
(i)    Section 6.11 of the Credit Agreement is hereby amended by replacing the “and” appearing between clauses (iv) and (v) thereof with a comma and by inserting the following new clause (vi) at the end thereof:
“(vi) the provision of Guaranties of obligations of Unrestricted Subsidiaries and joint ventures to the extent permitted by Section 6.3(xi) hereof.”
3.    Conditions to Effectiveness. The provisions of Section 2 of this Amendment shall not become effective until the date upon which all of the following conditions precedent have been satisfied (such date, the “Effective Date”):
(a)    the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each of the Guarantors and Lenders constituting the Required Lenders; and
(b)    the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Administrative Agent) due and payable by any Credit Party to the Administrative Agent and/or the Lenders pursuant to the Credit Agreement or any other Fundamental Document.
4.    Reaffirmation of Fundamental Documents. Each of the Credit Parties hereby: (i) acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby, (ii) consents to this Amendment and the transactions contemplated hereby, (iii) acknowledges and reaffirms all of its obligations and undertakings under each of the Fundamental Documents, including, without limitation, its guarantees, pledges and grants of security interests thereunder and (iv) acknowledges and agrees that notwithstanding this Amendment and the effectiveness of the transactions contemplated hereby, each of the Fundamental Documents and such guarantees, pledges and grants of security interests is not impaired or affected in any manner whatsoever and shall remain in full force and effect in accordance with the terms thereof to secure all of the Obligations (as defined in the Credit Agreement).
5.    Representations and Warranties. Each Credit Party represents and warrants that:

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(a)after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and
(b)after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing on and as of the date hereof.
6.    Fundamental Document. The parties acknowledge that this Amendment is a Fundamental Document.
7.    Full Force and Effect. Except as expressly amended hereby, the Credit Agreement (as previously amended) shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Credit Agreement as amended by this Amendment. This Amendment shall not be construed as extending to any other matter, similar or dissimilar, or entitling the Credit Parties to any future amendments regarding similar matters or otherwise.
8.    APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
9.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
10.    Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, enforcement, waiver or modification, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.
11.    Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

[Signatures Begin on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

LIONS GATE ENTERTAINMENT INC.
By: /s/ Wayne Levin___________________
Name: Wayne Levin
Title: Vice President and General Counsel
LIONS GATE ENTERTAINMENT CORP.
By: /s/ Wayne Levin___________________
Name: Wayne Levin
Title: General Counsel and
Chief Strategic Officer

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

GUARANTORS:
100 PLUS PRODUCTIONS, INC.
ABX PRODUCTIONS, INC.
AMNESIA PRODUCTIONS, LLC
ANGER PRODUCTIONS, INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN PICTURES LLC
ARTISAN RELEASING LLC
ATOM PRODUCTIONS, INC.
AWAKEN PRODUCTIONS CORP.
AWAKEN PRODUCTIONS, INC.
BACKSEAT PRODUCTIONS, LLC
BASTER PRODUCTIONS, LLC
BHF PRODUCTIONS, INC.
BLAIR WITCH FILMS, LLC
BLUE MOUNTAIN STATE PRODUCTIONS
CORP.
BOSS KANE PRODUCTIONS, INC.
C4 PRODUCTIONS, INC.
CALLER PRODUCTIONS, INC.
CASUAL PRODUCTIONS, INC.
CATX ACTION1 12 PRODUCTIONS, INC.
CATX CERTAIN SLANT 12 PRODUCTIONS,
INC.
CATX EXORCISM 12 PRODUCTIONS, INC.
CATX REAWAKENING 12 PRODUCTIONS,
INC.
CATX RICKY 12 PRODUCTIONS, INC.
CATX TAPE4 12 PRODUCTIONS, INC.
CATX TIME AFTER TIME 12 PRODUCTIONS,
INC.
CATX TWO EYES 12 PRODUCTIONS, INC.
CATX WEE 12 PRODUCTIONS, INC.
CATX XOXO 12 PRODUCTIONS, INC.
CBLG PRODUCTIONS, LLC
CHAINS PRODUCTIONS, INC.
CONDEMNED PRODUCTIONS, INC.
COUNTRYMAN PRODUCTIONS, LLC
CRASH TELEVISION PRODUCTIONS, INC.
DANCING ELK PRODUCTIONS, LLC
DD2 ACQUISITION CORP.
DEAD ZONE PRODUCTION CORP.
DEBMAR STUDIOS, INC.

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

DEBMAR/MERCURY (WW) PRODUCTIONS
LLC
DEBMAR/MERCURY, LLC
DELISH PROJECTS, LLC
DELISH TELEVISION DEVELOPMENT, LLC
DHW PRODUCTIONS, LLC
DIABLE PRODUCTIONS, INC.
DJM SERVICES, INC.
DODGE PRODUCTIONS LLC
DONOR PRODUCTIONS, INC.
DRESDEN FILES PRODUCTIONS CORP.
DRESDEN FILES PRODUCTIONS I CORP.
ENTERTAINMENT CAPITAL HOLDINGS
S.À.R.L.
EXTERIOR PRODUCTIONS, LLC
FILM HOLDINGS CO.
FIRST PICK PRODUCTIONS, INC.
FIRST PICK PRODUCTIONS, LLC
FRIENDS FINANCING, INC.
GC FILMS, INC.
GGX PRODUCTIONS, INC.
GHS PRODUCTIONS, LLC
GOOD EVEL PRODUCTIONS, INC.
GRAVES PRODUCTIONS, INC.
GRINDSTONE ENTERTAINMENT GROUP,
LLC
GUILT PRODUCTIONS, INC.
HGMJ PRODUCTIONS CANADA INC./LES PRODUCTIONS HGMJ CANADA INC.
HIGHER POST LLC
HORSEMEN PRODUCTIONS, LLC
HOUDINI PRODUCTIONS, INC.
INVISIBLE CASTING INC.
IV PRODUCTIONS, INC.
IV3D PRODUCTIONS CORP.
IWC PRODUCTIONS, LLC
JESSABELLE PRODUCTIONS, INC.
JUST REWARDS PRODUCTIONS, INC.
JV1 DELISH, LLC
KILL PIT PRODUCTIONS INC.
LADY PRISON PRODUCTIONS, INC.
LAMB PRODUCTIONS, INC.
LANDSCAPE ENTERTAINMENT CORP.
LAST PRODUCTIONS, INC.
LG HORROR CHANNEL HOLDINGS, LLC

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

LGAC 1, LLC
LGAC 3, LLC
LGAC INTERNATIONAL LLC
LIONS GATE ENTERTAINMENT INC.
LIONS GATE FILMS INC.
LIONS GATE INDIA INC.
LIONS GATE INTERNATIONAL MOTION PICTURES S.À.R.L.
LIONS GATE INTERNATIONAL SALES, LLC
LIONS GATE INTERNATIONAL (UK) LIMITED
LIONS GATE MANDATE FINANCING
VEHICLE INC.
LIONS GATE MUSIC CORP.
LIONS GATE MUSIC PUBLISHING LLC
LIONS GATE MUSIC, INC.
LIONS GATE ONLINE SHOP INC.
LIONS GATE PENNSYLVANIA, INC.
LIONS GATE RECORDS, INC.
LIONS GATE SPIRIT HOLDINGS, LLC
LIONS GATE TELEVISION DEVELOPMENT
LLC
LIONS GATE TELEVISION INC.
LIONS GATE TELEVISION INTERNATIONAL
— LATIN AMERICA, INC.
LIONS GATE X PRODUCTIONS CORP.
LIONS GATE X PRODUCTIONS, LLC
LOG PRODUCTIONS, LLC
LOL PRODUCTIONS, LLC
LOVE LESSONS PRODUCTIONS, INC.
LUCKY 7 PRODUCTIONS CORP.
LUDUS PRODUCTIONS, INC.
LWH PRODUCTIONS, LLC
MANDATE FILMS, LLC
MANDATE PICTURES, LLC
MANIFEST ENTERTAINMENT, LLC
MERCURY PRODUCTIONS, LLC
MK ANIMATED, LLC
MORT PRODUCTIONS US, INC.
MOTHER PRODUCTIONS CORP.
MQP, LLC
NEXT PRODUCTION INC.
NGC FILMS, INC.
NR PRODUCTIONS, INC.
NURSE PRODUCTIONS INC.
NYSM2 PRODUCTIONS LIMITED

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

OLD HICKORY PRODUCTIONS, INC.
PEARL RIVER HOLDINGS CORP.
PEEPLES PRODUCTIONS, INC.
PGH PRODUCTIONS, INC.
PLAYLIST, LLC
POWER MONGERING DESPOT, INC.
PRACTICE PRODUCTIONS, LLC
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
PUCK PRODUCTIONS, LLC
PWG PRODUCTIONS, INC.
PX1 PRODUCTIONS CORP.
PX1 PRODUCTIONS, INC.
R & B PRODUCTIONS, INC.
RABBIT PRODUCTIONS, INC.
RG PRODUCTIONS, INC.
SAINT PRODUCTIONS, INC.
SCREENING ROOM, INC.
SDI PRODUCTIONS, INC.
SEASHORE GER 1, INC.
SEASHORE GER 2, INC.
SEASHORE GER 3, INC.
SELP, LLC
SHIRT PRODUCTIONS CANADA INC.
SHK PRODUCTIONS, LLC
SILENT DEVELOPMENT CORP.
SKILLPA PRODUCTIONS, LLC
SOUTH SHORE PRODUCTIONS, INC.
SPNBK PRODUCTIONS, INC.
SS3 PRODUCTIONS, INC.
STEP UP 5 PRODUCTIONS CANADA, INC.
SU5 PRODUCTIONS, INC.
SUMMIT DISTRIBUTION, LLC
SUMMIT ENTERTAINMENT DEVELOPMENT
SERVICES
SUMMIT ENTERTAINMENT, LLC
SUMMIT GUARANTY SERVICES, LLC
SUMMIT INTERNATIONAL DISTRIBUTION
INC.
SUMMIT PRODUCTIONS, LLC
SUMMIT SIGNATURE, LLC
SWEAT PRODUCTIONS, INC.
TCT PRODUCTIONS, INC.
TERM PRODUCTIONS, INC.
TERRESTRIAL PRODUCTIONS CORP.

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

TINY HORSE PRODUCTIONS, INC.
UNZ PRODUCTIONS, INC.
U.R.O.K. PRODUCTIONS, INC.
VERDICT PRODUCTIONS, INC.
VESTRON INC.
WEEDS PRODUCTIONS INC.
WILDE KINGDOM PRODUCTIONS CORP.
WOMEN IN COMEDY DOCUMENTARY, LLC

By: /s/ Wayne Levin___________________
Name: Wayne Levin
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

LENDERS:
JPMORGAN CHASE BANK, N.A.
individually and as Administrative Agent
By: /s/ Lynn M. Braun_______________
Name: Lynn M. Braun
Title: Authorized Signatory
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

BANK OF AMERICA
By: /s/ Matthew Koenig______________
Name: Matthew Koenig
Title: Senior Vice President
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

BARCLAYS BANK PLC
By: /s/ Daniel Hunter_____________
Name: Daniel Hunter
Title: Authorized Signatory
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

ROYAL BANK OF CANADA
By: /s/ Alfonse Simone______________
Name: Alfonse Simone
Title: Authorized Signatory
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Bryan Milinovich____________
Name: Bryan Milinovich
Title: Vice President
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

SUNTRUST BANK
By: /s/ J. Matthew Rowand_________
Name: J. Matthew Rowand
Title: Vice President
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

MUFG UNION BANK, N.A.
By: /s/ Mike Richman_____________
Name: Mike Richman
Title: Director
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

UNION BANK, CANDA BRANCH.
By: /s/ Anne Collins_____________
Name: Anne Collins
Title: Director
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

CIT FINANCE LLC
By: /s/ Pauline Roh____________
Name: Pauline Roh
Title: Vice President
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

COMERICA
By: /s/ Adam Korn ___________
Name: Adam Korn
Title: Vice President
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

FIRST REPUBLIC BANK
By: /s/ Charles Heaphy____________
Name: Charles Heaphy
Title: Senior Managing Director
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

BANK LEUMI UK
By: /s/ Patrick Higgins____________
Name: Patrick Higgins
Title:
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]

MANUFACTURERS BANK
By: /s/ Charles Jou____________
Name: Charles Jou
Title: Vice President
Address:
Attention:
Facsimile:

[Signature Page to Amendment No. 2 to
Third Amended and Restated Credit, Security, Guaranty and Pledge Agreement]